-1- Exhibit 10.1 AMENDMENT This Amendment (this “Amendment”) is made and entered into as of July 23, 2025 by and among Sadot Group Inc., a Nevada corporation (the “Borrower”) and Target Capital 1, LLC (the “Lender”). WHEREAS, the Lender acknowledges that the Borrower is seeking to engage in a public offering with ThinkEquity LLC as underwriter which is expected to close in June 2025 (the “Subsequent Financing”); WHEREAS, the Lender extended credit to the Borrower as evidenced by that certain Promissory Note, dated October 22, 2024, as amended on April 25, 2025, in the aggregate principal amount of $2,062,500 (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “ Note”); WHEREAS, the Borrower and the Lender desire to amend the Notes to, among other things (i) extend out the Maturity Date from July 18, 2025 until December 31, 2025, (ii) allow for the Note to be converted at any time after the Issue Date, (iii) modify the conversion price of the Note and (iv) agree to use a portion of the proceeds from the Subsequent Financing to pay down a portion of the aggregate principal and accrued but unpaid interest and other amounts due and payable under the Note. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note. 2. Extension of Maturity Date of the Notes. The reference in the introductory paragraph of the Note to July 18, 2025 as the “Maturity Date” is hereby amended such that the Maturity Date of the Note shall be December 31, 2025. 3. Amendment to Section 4.1 of the Note. The first sentence of Section 4.1 of the Note is hereby amended and restated in its entirety as follows: “At any time after the Issue Date, the Holder shall have the right, to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (a “Conversion”) provided that such Conversions in the aggregate may not exceed 4.9% of the Borrower’s outstanding shares of Common Stock as of the Issue Date.” 4. Amendment to Section 4.1 of the Note. The below paragraph is added to the Section 4.1 of the Note hereby amending as follows: “The Borrower shall use its best efforts

-2- to obtain, prior to the Maturity Date, Shareholder Approval in accordance with applicable laws

-3- and the rules of the principal trading market or exchange on which the Company’s common stock is listed, to permit the conversion of this Note into a number of shares of the Company’s common stock that exceeds the Conversion Limitation. The Borrower shall include a proposal for the Shareholder Approval at its next annual or special meeting of shareholders, and shall recommend to its shareholders that such proposal be approved. In the event Shareholder Approval is not obtained, the Borrower shall continue to seek such approval at each subsequent annual or special meeting of shareholders until such approval is obtained or the Note is fully repaid or converted within the limits of the Conversion Limitation. The Holder shall have the right to convert this Note into shares of common stock up to the Conversion Limitation until the Shareholder Approval is obtained, and upon receipt of such approval, the Holder may convert the Note into shares in excess of the Conversion Limitation, subject to the terms and conditions of this Note.” 5. Amendment to Section 4.2 of the Note. Section 4.2 of the Note is hereby amended and restated in its entirety as follows: “Except as expressly set forth herein, the conversion price in effect on any Conversion Date shall be equal the per share price paid by investors in the Subsequent Financing, subject to adjustment herein (the “Conversion Price”).” 6. Amendment to Section 4.4(a) of the Note. Section 4.4(a) of the Note is hereby amended and restated in its entirety as follows: “As set forth in Section 4.1 hereof, at any time following the Issue Date, the balance due pursuant to this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 4.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder).” 7. Prepayments. Section 2.2 is hereby added to the Note in its entirety as follows: “2.2 Prepayments. Upon completion of the Subsequent Financing, then the Company shall use the net proceeds from the Subsequent Financing to repay the then-outstanding principal amount of this Note in an amount of $250,000. Further, commencing on September 30, 2025 and continuing on a monthly basis thereafter, the Company will repay the then-outstanding principal amount of this Note in an amount of $75,000(the “Monthly Payment”). Each Monthly Payment will be made no later than the 30th day of each month provided that if the 30th day is a weekend or a holiday, the Monthly Payment shall be made on the following Business Day.” 8. Amendment to Section 3.1 of the Note. Section 3.1 of the Note is hereby amended and restated in its entirety as follows: “The Borrower fails to pay the principal hereof or interest thereon or any Monthly Payment when due on this Note, whether at maturity, upon acceleration or otherwise and such breach continues for a period of five (5) business days after written notice from the Holder.” 9. Repayment from Future Capital Raises. Section 2.2 is hereby added to the Note in its entirety as follows: “Repayment from Future Capital Raises. Borrower agrees that, upon the closing of any future capital raise (whether through the issuance of equity, debt, or other securities, excluding any capital raised through the exercise of existing warrants or options as of the date of this Note), excluding the Subsequent Financing, it shall allocate and apply six percent (6%) of the net proceeds received from such capital raise to the repayment of the outstanding

-4- principal and accrued interest owed under this Note. Such repayment shall be made within ten (10) business days following the receipt of such proceeds. This obligation shall continue until the entire outstanding balance of the Note, including principal and accrued interest, is fully repaid or converted in accordance with the terms herein.” 10. Variable Rate Transaction. From the date hereof until the Note is paid in full, the Borrower shall be prohibited from effecting or entering into an agreement to effect any issuance by the Borrower of any securities involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Borrower (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Borrower or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at the market offering”, whereby the Borrower may issue securities at a future determined price, regardless of whether securities pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, it specifically excludes and does not mean that certain Promissory Note dated June 20, 2025 in the principal amount of $239,416 issued to 1800 Diagonal Lending LLC and that certain Promissory Note dated June 20, 2025 in the principal amount of $114,784 issued to Boot Capital LLC. 11. Lock-Up. The Lender agrees that, without the prior written consent of the Borrower, the undersigned will not, during the period commencing on the closing of the Subsequent Financing and ending 90 days after the date hereof (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any share of common stock of the Borrower (the “Common Shares”) or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Borrower in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Subsequent Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy

-5- or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the Lender is a corporation, partnership, limited liability company or other business entity, (i) any transfers of Lock-Up Securities to another corporation, partnership or other business entity that controls, is controlled by or is under common control with the undersigned or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Borrower a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made; (f) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and (g) the transfer of Lock-Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Shares involving a change of control (as defined below) of the Borrower after the closing of the Subsequent Offering and approved by the Borrower’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the Lender shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Borrower. The Lender also agrees and consents to the entry of stop transfer instructions with the Borrower’s transfer agent and registrar against the transfer of the Lender’s Lock- Up Securities except in compliance with this section. 12. Voidance Upon Failure of Subsequent Financing. This Amendment shall be void and of no effect if the Subsequent Financing with does not close by July 18, 2025. 13. Not a Novation. This Agreement is a modification only and not a novation. This Agreement is to be considered attached to the Note and made a part thereof. 14. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Borrower and the Lender of counterpart signatures to this Amendment duly executed and delivered by both parties. 15. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Note, or alter, modify,

-6- amend or in any way affect any of the terms, obligations or covenants contained in the Note, all of which shall continue in full force and effect including, but not limited to the Lender’s rights as set forth under Section 2.1 of the Note. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Note. 16. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment. 17. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written. SADOT GROUP INC. By: /s/Haggai Ravid Name: Haggai Ravid Title: Chief Executive Officer TARGET CAPITAL 1, LLC By: /s/Dmitry Shapiro Name: